UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6610

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2007

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
California	Intermediate
Municipal	Bond Fund

ANNUAL REPORT March 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Proxy Results
33	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus California Intermediate
Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Intermediate Municipal Bond Fund covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund
perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund achieved a total return of 4.34% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.05% for the same period.2 In addition, the average total return for all funds reported in the Lipper California Intermediate Municipal Debt Funds category was 4.23% .3

Municipal bonds fared relatively well during the reporting period as economic growth moderated, inflationary pressures subsided and short-term interest rates stabilized.The fund produced higher returns than its Lipper category average, primarily due to strong performance from income-oriented securities and our yield curve strategy. The fund’s return trailed its benchmark, which contains bonds from many states, not just California.

What is the fund’s investment approach?

The fund’s goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Investors had grown concerned early in the reporting period that, despite the ongoing series of increases in short-term interest rates by the Federal Reserve Board (the “Fed”), soaring energy prices in a growing economy might rekindle inflationary pressures. These fears subsided over the summer of 2006, when weakness in U.S. housing markets dampened U.S. economic growth. Oil and gas prices soon began to retreat from their record highs, and the Fed refrained from further rate hikes over the remainder of the reporting period.

Municipal bonds generally rallied as inflation concerns waned. In addition, municipal bond prices were supported by supply-and-demand factors. Although issuance of new municipal bonds surged toward the end of 2006, the increased supply was readily absorbed by robust investor demand, including non-traditional municipal bond investors such as hedge funds and leveraged institutional trading accounts.These influences put additional upward pressure on municipal bond prices in the national market.

California, as well as many other states, had benefited over the past several years from higher tax revenues in the expanding U.S. economy. It appears that we are entering a period of slower growth, as tax receipts begin to lag budget projections. During the first quarter of 2007, the supply of new California municipal bonds was up significantly over one year earlier, and an aggressive issuance program has been announced for the next three years.These developments could result in wider spreads on California’s general obligation debt over the next year.

We generally maintained the fund’s average duration in a range that was roughly in line with industry averages.The fund benefited early in the reporting period from an emphasis on income-oriented securities, including some from corporate issuers, that helped boost the fund’s current yield. We later reduced the fund’s exposure to these types of securities as their spreads to higher-quality issues tightened.

What is the fund’s current strategy?

Heightened volatility in U.S. equity markets and turmoil in the sub-prime mortgage sector of the bond market, combined with slowing economic growth, have made us more cautious. We have allowed the fund’s average duration to trend somewhat lower, which we expect to help dampen the impact of a potentially more volatile municipal market.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 3/31/07
		1 Year	5 Years	10 Years

Fund		4.34%	4.25%	4.76%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus California Intermediate Municipal Bond Fund on 3/31/97 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph takes into account fees and expenses. The Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California Intermediate Municipal Bond Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 3.82
Ending value (after expenses)	$1,013.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 3.83
Ending value (after expenses)	$1,021.14

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

March 31, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.0%	Rate (%)	Date	Amount ($)	Value ($)

California—84.5%
ABAG Finance Authority for
Nonprofit Corporations, COP
(Episcopal Homes Foundation)	5.25	7/1/10	3,500,000	3,572,870
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego Hospital
Association)	5.38	3/1/21	4,000,000	4,249,920
Alameda Corridor Transportation
Authority, Revenue (Insured; MBIA)	5.13	10/1/16	2,000,000	2,092,140
Alameda County,
COP (Insured; MBIA)	5.38	12/1/12	2,000,000	2,165,200
Bay Area Infrastructure Financing
Authority, State Payment
Acceleration Notes (Insured; XLCA)	5.00	8/1/17	2,000,000	2,133,920
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/11	2,000,000	2,106,560
California,
Economic Recovery Bonds	5.25	7/1/14	2,000,000	2,194,840
California,
GO	5.00	8/1/22	2,000,000	2,113,600
California,
GO (Various Purpose)	5.13	11/1/11	5,000,000	5,307,600
California,
GO (Various Purpose)	5.00	6/1/16	2,000,000	2,150,660
California,
GO (Veterans)	5.35	12/1/16	2,000,000	2,090,160
California Department of Water
Resources, Power Supply
Revenue (Insured; FGIC)	5.13	5/1/12	2,000,000 [a]	2,160,620
California Department of Water
Resources, Power Supply
Revenue (Insured; MBIA)	5.25	5/1/12	2,000,000	2,150,900
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/11	225,000 [a]	243,765
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/15	1,275,000	1,373,086

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Insured; FGIC)	5.50	12/1/15	2,000,000	2,262,740
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/17	870,000	907,132
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/18	1,000,000	1,039,120
California Health Facilities
Financing Authority, Health
Facility Revenue (Catholic
Healthcare West)	4.95	7/1/14	2,000,000	2,108,820
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	5.00	11/15/19	2,000,000	2,099,160
California Infrastructure and
Economic Development Bank, Bay
Area Toll Bridges Seismic
Retrofit Revenue (First Lien)
(Insured; FSA)	5.25	7/1/13	2,000,000 [a]	2,184,940
California Infrastructure and
Economic Development Bank,
Revenue (The J. Paul Getty Trust)	4.00	12/1/11	2,900,000	2,909,309
California Pollution Control
Financing Authority, SWDR
(Republic Services, Inc. Project)	5.25	12/1/17	2,000,000	2,124,120
California State Public Works
Board, LR (Department of
Corrections) (California State
Prison—Kern County at Delano II)	5.50	6/1/13	3,000,000	3,285,750
California State Public Works
Board, LR (Department of
Corrections and Rehabilitation)
(California State Prison-Monterey
County (Soledad II)) (Insured; FGIC)	5.25	11/1/19	2,000,000	2,240,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California State Public Works
Board, LR (Department of
Health Services-Richmond
Laboratory, Phase III Office
Building) (Insured; XLCA)	5.00	11/1/19	1,680,000	1,790,578
California State Public Works
Board, LR (Department of
Health Services-Richmond
Laboratory, Phase III Office
Building) (Insured; XLCA)	5.00	11/1/20	1,275,000	1,355,873
California State Public Works
Board, LR (Department of Mental
Health-Coalinga State Hospital)	5.50	6/1/18	2,500,000	2,757,975
California State Public Works
Board, LR (University of
California Research Projects)
(Insured; MBIA)	5.25	11/1/17	1,000,000	1,099,810
California Statewide Communities
Development Authority,
Apartment Development
Revenue (Irvine Apartment
Communities, L.P.)	5.05	5/15/08	5,000,000	5,056,400
California Statewide Communities
Development Authority, MFHR
(Equity Residential/Parkview
Terrace Club Apartments)	5.20	6/15/09	1,000,000	1,027,300
California Statewide Communities
Development Authority, MFHR
(Equity Residential/Skylark
Apartments)	5.20	6/15/09	2,000,000	2,054,600
California Statewide Communities
Development Authority, PCR
(Southern California Edison
Company) (Insured; XLCA)	4.10	4/1/13	4,000,000	4,047,800
California Statewide Communities
Development Authority, Revenue
(Huntington Memorial Hospital)	5.00	7/1/17	3,000,000	3,188,310
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000	2,470,904

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Capistrano Unified School
District, Community Facilities
District Number 98-2, Special
Tax Revenue (Insured; FGIC)	5.00	9/1/19	3,545,000	3,798,290
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; MBIA)	5.50	10/1/13	1,000,000	1,104,710
Cathedral City, Cove Improvement
District Number 2004-02,
Limited Obligation Improvement	5.00	9/2/21	1,040,000	1,064,887
Central California Joint Powers
Health Financing Authority,
COP (Community Hospitals of
Central California)	6.00	2/1/20	1,000,000	1,047,860
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	1,485,300
Contra Costa County,
MFHR (Pleasant Hill BART
Transit Village Apartments
Project) (Insured; XLCA)	3.95	12/20/07	2,500,000	2,500,650
Corona Redevelopment Agency,
Tax Allocation Revenue
(Merged Downtown and
Amended Project Area A)
(Insured; FGIC)	5.00	9/1/16	1,000,000	1,075,450
Eastern Municipal Water District,
Water and Sewer Revenue, COP
(Insured; FGIC)	5.38	7/1/17	2,000,000	2,122,500
El Camino Community College
District, GO (Insured; FGIC)	5.00	8/1/19	2,000,000	2,162,380
El Segundo Unified School District
(Insured; FGIC)	5.25	9/1/17	1,145,000	1,252,973
Elsinore Valley Municipal Water
District, COP (Insured; FGIC)	5.38	7/1/15	1,000,000	1,114,740
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	7.05	1/1/10	2,000,000	2,184,700

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; MBIA)	5.25	1/15/12	4,550,000	4,788,647
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; MBIA)	5.13	1/15/19	2,000,000	2,092,600
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/08	3,500,000 [a]	3,587,465
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/19	2,420,000	2,481,589
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds (Insured; FSA)	0/4.55	6/1/22	1,725,000 [b]	1,520,760
Hartnell Community College
District (Insured; MBIA)	5.25	8/1/16	1,880,000	2,070,143
Imperial Redevelopment Agency,
Subordinate Tax Allocation
Revenue (Imperial
Redevelopment Project)	4.50	12/1/11	2,000,000	1,989,500
Indian Wells Redevelopment Agency,
Tax Allocation Revenue
(Consolidated Whitewater
Redevelopment Project)
(Insured; AMBAC)	4.13	9/1/23	1,900,000	1,846,895
Lincoln, Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project)	5.65	9/1/19	1,140,000	1,206,177
Los Angeles Community College
District (Insured; MBIA)	5.50	8/1/11	1,845,000 [a]	1,988,707
Los Angeles County Metropolitan
Transportation Authority,
Sales Tax Revenue (Insured; FGIC)	5.00	7/1/10	1,450,000 [a]	1,528,967
Los Angeles Unified School
District (Insured; FGIC)	5.00	7/1/19	2,000,000	2,144,940

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Los Angeles Unified School
District (Insured; MBIA)	5.50	7/1/12	2,850,000	3,109,036
Los Angeles Unified School
District (Insured; MBIA)	5.25	7/1/14	1,000,000	1,088,380
Los Angeles Unified School
District (Insured; MBIA)	5.75	7/1/15	3,000,000	3,432,600
Metropolitan Water District of
Southern California,
Waterworks Revenue	5.25	3/1/11	3,000,000 [a]	3,214,770
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000	2,029,480
Milpitas Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; MBIA)	5.25	9/1/17	2,000,000	2,170,880
Modesto Irrigation District,
COP (Capital Improvements)
(Insured; FSA)	5.25	7/1/16	1,370,000	1,464,777
North Orange County Community
College District (Insured; MBIA)	5.00	8/1/19	1,000,000	1,072,810
Orange County Community Facilities
District, Special Tax (Number
03-1 Ladera Ranch)	5.25	8/15/19	1,100,000	1,144,297
Orange County Community
Facilities District, Special Tax
(Number 03-1 Ladera Ranch)	5.30	8/15/20	1,450,000	1,509,102
Orange County Community Facilities
District, Special Tax (Number
04-1 Ladera Ranch)	4.88	8/15/21	2,355,000	2,387,075
Poway Unified School District
Community Facilities District
Number 14, Improvement Area A
Special Tax (Del Sur)	5.00	9/1/19	1,015,000	1,046,617
Poway Unified School District
Community Facilities District
Number 14, Special Tax (Del Sur)	4.90	9/1/18	1,790,000	1,837,918
Rancho Water District
(Insured; FSA)	5.50	8/1/08	1,670,000	1,712,585

The Fund 13

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Riverside County Public Financing
Authority, Tax Allocation
Revenue (Redevelopment
Projects) (Insured; XLCA)	5.25	10/1/18	1,275,000	1,378,887
Sacramento City Unified School
District (Election of 1999)
(Insured; FSA)	5.25	7/1/20	2,435,000	2,638,883
Sacramento County,
Special Tax (Community
Facilities District Number 1)	5.20	12/1/07	1,110,000	1,114,962
Sacramento County,
Special Tax (Community
Facilities District Number 1)	5.40	12/1/09	1,220,000	1,246,791
Sacramento County Sanitation
District Financing Authority,
Revenue	5.50	12/1/14	4,000,000	4,293,920
San Diego County,
COP (Burnham Institute for
Medical Research)	5.70	9/1/09	3,700,000 [a]	3,874,899
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/12	1,260,000	1,317,053
San Diego Housing Authority,
MFHR (Island Village Apartments)
(Collateralized; FHLMC)	5.10	7/1/12	895,000	933,413
San Diego Unified School District
(Election of 1998) (Insured; FSA)	5.25	7/1/16	1,465,000	1,600,996
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue
(Issue 32F) (Insured; FGIC)	5.00	5/1/21	2,000,000	2,143,960
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; FSA)	5.00	11/1/18	2,000,000	2,169,600
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/18	445,000	247,963

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/21	500,000	231,405
San Jose,
Airport Revenue (Insured; FSA)	5.00	3/1/11	1,625,000	1,696,370
San Mateo Redevelopment Agency,
Merged Area Tax Allocation
Revenue	5.10	8/1/14	1,835,000	1,910,070
San Mateo Union High School
District (Insured; FSA)	5.00	9/1/21	2,545,000	2,720,401
Santa Clara Unified School
District	5.50	7/1/16	1,870,000	1,995,870
Santa Fe Springs Community
Development Commission, Tax
Allocation Revenue
(Consolidated Redevelopment
Project) (Insured; MBIA)	5.00	9/1/19	2,095,000	2,261,092
South Orange County Public
Financing Authority, Special
Tax Revenue (Foothill Area)
(Insured; FGIC)	5.25	8/15/17	2,000,000	2,187,600
South Placer Wastewater Authority,
Wastewater Revenue
(Insured; FGIC)	5.50	11/1/10	1,000,000 [a]	1,075,480
Southeast Resource Recovery
Facility Authority, LR
(Insured; AMBAC)	5.25	12/1/17	1,000,000	1,082,220
Sunnyvale,
Solid Waste Revenue
(Insured; AMBAC)	5.50	10/1/15	1,695,000	1,824,244
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	2,500,000	2,480,600
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000	541,350

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—10.5%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,000,000 [a]	1,066,490
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	3,000,000 [a]	3,199,470
Guam,
LOR (Section 30) (Insured; FSA)	5.50	12/1/10	3,000,000	3,193,620
Puerto Rico Commonwealth,
Public Improvement	5.00	7/1/08	2,500,000	2,534,850
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/22	2,000,000	2,155,520
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.75	7/1/10	2,000,000 [a]	2,147,600
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA)	5.00	7/1/22	2,745,000	2,942,942
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; FSA)	6.25	7/1/16	3,000,000	3,575,130
Puerto Rico Public Buildings
Authority, Government
Facility Revenue	5.50	7/1/16	1,500,000	1,668,195
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	1,445,000	1,479,926
Virgin Islands Water and Power
Authority, Electric System
Revenue (Insured; Radian)	5.13	7/1/11	1,000,000	1,026,100
Total Long-Term Municipal Investments
(cost $219,976,490)				225,455,511

Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.7%	Rate (%)	Date	Amount ($)	Value ($)

California;
California,
GO (LOC: JPMorgan Chase Bank
and Westdeutsche Landesbank)	3.70	4/1/07	1,000,000 [c]	1,000,000
California Department of Water
Resources, Power Supply
Revenue (LOC; BNP Paribas)	3.70	4/1/07	1,000,000 [c]	1,000,000
California Statewide Communities
Development Authority, COP,
Refunding (House Ear Institute)
(LOC; JPMorgan Chase Bank)	3.69	4/1/07	800,000 [c]	800,000
California Statewide Communities
Development Authority,
Revenue, Refunding (University
Retirement Community at Davis
Project) (Insured; Radian Bank
and Liquidity Facility; Bank
of America)	3.73	4/1/07	4,000,000 [c]	4,000,000
Ontario Industrial Development
Authority, IDR (L.D. Brinkman
and Company—West Coast
Project) (LOC; Bank of America)	3.69	4/1/07	2,000,000 [c]	2,000,000
Total Short-Term Municipal Investments
(cost $8,800,000)				8,800,000

Total Investments (cost $228,776,490)			98.7%	234,255,511

Cash and Receivables (Net)			1.3%	3,097,151

Net Assets			100.0%	237,352,662

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	56.0
AA	Aa		AA	6.5
A	A		A	13.8
BBB	Baa		BBB	13.5
F1	MIG1/P1		SP1/A1	3.8
Not Rated [d]	Not Rated [d]		Not Rated [d]	6.4
				100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	228,776,490	234,255,511
Cash		344,988
Interest receivable		2,890,602
Receivable for investment securities sold		344,243
Receivable for shares of Beneficial Interest subscribed		138,282
Prepaid expenses		10,867
		237,984,493

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		134,398
Payable for shares of Beneficial Interest redeemed		420,997
Accrued expenses		76,436
		631,831

Net Assets ($)		237,352,662

Composition of Net Assets ($):
Paid-in capital		232,098,672
Accumulated undistributed investment income—net		23,500
Accumulated net realized gain (loss) on investments		(248,531)
Accumulated net unrealized appreciation
(depreciation) on investments		5,479,021

Net Assets ($)		237,352,662

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,942,255
Net Asset Value, offering and redemption price per share—Note 3 (d) ($)		14.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Interest Income	10,066,883
Expenses:
Management fee—Note 3(a)	1,398,993
Shareholder servicing costs—Note 3(b)	227,593
Professional fees	54,304
Trustees’ fees and expenses—Note 3(c)	29,522
Custodian fees	26,910
Registration fees	11,593
Prospectus and shareholders’ reports	18,951
Loan commitment fees—Note 2	1,129
Miscellaneous	31,180
Total Expenses	1,800,175
Less—reduction in custody fees due to
earnings credit—Note 1(b)	(10,847)
Net Expenses	1,789,328
Investment Income—Net	8,277,555

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(214,859)
Net unrealized appreciation (depreciation) on investments	1,872,930
Net Realized and Unrealized Gain (Loss) on Investments	1,658,071
Net Increase in Net Assets Resulting from Operations	9,935,626

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	8,277,555	7,809,573
Net realized gain (loss) on investments	(214,859)	345,840
Net unrealized appreciation
(depreciation) on investments	1,872,930	(2,060,774)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,935,626	6,094,639

Dividends to Shareholders from ($):
Investment income—net	(8,241,404)	(7,809,573)
Net realized gain on investments	—	(435,184)
Total Dividends	(8,241,404)	(8,244,757)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	48,084,196	46,028,549
Dividends reinvested	6,262,678	6,210,455
Cost of shares redeemed	(48,610,754)	(41,443,712)
Increase( Decrease) in Net Assets
from Beneficial Interest Transactions	5,736,120	10,795,292
Total Increase (Decrease) in Net Assets	7,430,342	8,645,174

Net Assets ($):
Beginning of Period	229,922,320	221,277,146
End of Period	237,352,662	229,922,320
Undistributed investment income—net	23,500	—

Capital Share Transactions (Shares):
Shares sold	3,444,560	3,264,789
Shares issued for dividends reinvested	447,808	440,607
Shares redeemed	(3,480,994)	(2,940,050)
Net Increase (Decrease) in Shares Outstanding	411,374	765,346

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.91	14.04	14.49	14.55	13.88
Investment Operations:
Investment income—net [a]	.50	.49	.48	.52	.56
Net realized and unrealized
gain (loss) on investments	.09	(.10)	(.33)	.07	.68
Total from Investment Operations	.59	.39	.15	.59	1.24
Distributions:
Dividends from investment income—net	(.49)	(.49)	(.48)	(.52)	(.57)
Dividends from net realized
gain on investments	—	(.03)	(.12)	(.13)	—
Total Distributions	(.49)	(.52)	(.60)	(.65)	(.57)
Net asset value, end of period	14.01	13.91	14.04	14.49	14.55

Total Return (%)	4.34	2.75	1.05	4.20	9.09

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.76	.77	.76	.76
Ratio of net expenses
to average net assets	.77	.76	.77	.76	.76
Ratio of net investment income
to average net assets	3.55	3.46	3.37	3.61	3.91
Portfolio Turnover Rate	24.25	25.78	39.63	38.95	21.56

Net Assets, end of period ($ x 1,000)	237,353	229,922	221,277	224,196	220,393

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective November 17, 2006, the fund is closed to any investments for new accounts.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority.Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $82,337, accumulated capital losses $257,106 and unrealized appreciation $5,491,672. In addition, the fund had $4,076 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the current fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, the carryover expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: tax exempt income $8,241,404 and $7,809,573 and long-term capital gains $0 and $435,184, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $12,650 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2007 the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2007, the fund was charged $75,118 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $70,714 pursuant to the transfer agency agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $119,546, chief compliance officer fees $3,067 and transfer agency per account fees $11,785.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2007, redemption fees charged and retained by the fund amounted to $1,500.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2007, amounted to $60,806,726 and $55,130,941, respectively.

At March 31, 2007, the cost of investments for federal income tax purposes was $228,763,839; accordingly, accumulated net unrealized appreciation on investments was $5,491,672, consisting of $5,642,208 gross unrealized appreciation and $150,536 gross unrealized depreciation.

NOTE 5— Plan of Reorganization:

At a meeting of the Board of Trustees of the fund held on November 8, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of January 26, 2007 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about May 23, 2007.The Reorganization is expected to take place on or about June 5, 2007.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned March 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 18, 2007

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are California residents, California personal income taxes).As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt interest dividends paid for the 2007 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2008.

The Fund 31

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect Board Members:
Clifford L. Alexander,Jr. †	11,761,779	84,497
Peggy C. Davis †	11,778,961	67,315
Joseph S. DiMartino	11,775,363	70,913
Ernest Kafka †	11,768,685	77,591
Nathan Leventhal †	11,780,763	65,513

† Each new Board member’s term commenced on January 1, 2007. Joseph S. DiMartino was a Board member prior to
November 30, 2006 and continues to serve as such.
In addition to Joseph S. DiMartino, David W. Burke, Diane Dunst, Jay I. Meltzer, Daniel Rose,Warren B.
Rudman and Sander Vanocur continue as Board members of the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (73)
Board Member (2007)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 77

———————

Peggy C. Davis (64)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (67)
Board Member (1990)

No. of Portfolios for which Board Member Serves: 30

———————

Ernest Kafka (74)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 30

———————

Nathan Leventhal (64)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor’s Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 30

———————

Jay I. Meltzer (78)
Board Member (1991)

Principal Occupation During Past 5 Years:

  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 30

Principal Occupation During Past 5 Years:
• President, Huntting House Antiques

Daniel Rose (77)
Board Member (1992)

Principal Occupation During Past 5 Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 39

———————

Warren B. Rudman (76)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 39

———————

Sander Vanocur (79)
Board Member (1992)

Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 39

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and director of the Manager, and an officer of 89 investment companies (comprised of 186 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (90 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 86 investment companies (comprised of 198 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More		Information

Dreyfus		Transfer Agent &
California Intermediate		Dividend Disbursing Agent
Municipal Bond Fund		Dreyfus Transfer, Inc.
200 Park Avenue		200 Park Avenue
New York, NY	10166	New York, NY 10166
Manager		Distributor
The Dreyfus Corporation		Dreyfus Service Corporation
200 Park Avenue		200 Park Avenue
New York, NY	10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Ticker Symbol:	DCIMX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2006 and $30,881 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,025 in 2006 and $3,261 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $168 in 2006 and $198 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $769,395 in 2006 and $722,002 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)